                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Senior Loan Fund, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund"- any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO             INVESCO CALIFORNIA VALUE MUNICIPAL INCOME
COUNSELOR SERIES TRUST)                         TRUST
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)         INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)           INVESCO EXCHANGE FUND
AIM GROWTH SERIES (INVESCO GROWTH SERIES)       INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO         INVESCO MANAGEMENT TRUST
INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO        INVESCO MUNICIPAL OPPORTUNITY TRUST
INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)         INVESCO MUNICIPAL TRUST
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT        INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME
FUNDS)                                          TRUST
AIM TREASURER'S SERIES TRUST (INVESCO           INVESCO QUALITY MUNICIPAL INCOME TRUST
TREASURER'S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE  INVESCO SECURITIES TRUST
INSURANCE FUNDS)
INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II     INVESCO SENIOR INCOME TRUST
INVESCO BOND FUND                               INVESCO SENIOR LOAN FUND
                                                INVESCO TRUST FOR INVESTMENT GRADE
                                                MUNICIPALS
                                                INVESCO TRUST FOR INVESTMENT GRADE NEW YORK
                                                MUNICIPALS
                                                INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                                                                     EXPIRATION
SERIES TRUST)                                      WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
------------------                  -------------------------------------------------- --------------  -----------
  Invesco Strategic Real Return     Invesco will waive advisory fees in an amount       4/30/2014      06/30/2016
    Fund                            equal to the advisory fees earned on underlying
                                    affiliated investments

AIM INVESTMENT FUNDS (INVESCO                                                                          EXPIRATION
INVESTMENT FUNDS                                   WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
-----------------------------       -------------------------------------------------- --------------  -----------
  Invesco Global Targeted           Invesco will waive advisory fees in an amount       12/17/2013     06/30/2016
    Returns Fund                    equal to the advisory fees earned on underlying
                                    affiliated investments

  Invesco Strategic Income          Invesco will waive advisory fees in an amount        5/2/2014      06/30/2016
    Fund                            equal to the advisory fees earned on underlying
                                    affiliated investments

  Invesco Unconstrained Bond        Invesco will waive advisory fees in an amount       10/14/2014     06/30/2016
    Fund                            equal to the advisory fees earned on underlying
                                    affiliated investments

AIM TREASURER'S SERIES TRUST                                                                           EXPIRATION
(INVESCO TREASURER'S SERIES TRUST)                 WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
----------------------------------  -------------------------------------------------- --------------  -----------
  Premier Portfolio                 Invesco will waive advisory fees in the amount of    2/1/2011      12/31/2015
                                    0.07% of the Fund's average daily net assets

  Premier U.S. Government           Invesco will waive advisory fees in the amount of    2/1/2011      12/31/2015
    Money Portfolio                 0.07% of the Fund's average daily net assets

                                  EXHIBIT "B"

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                         EFFECTIVE DATE    COMMITTED UNTIL
---------                                        ------------------ ---------------
Invesco American Franchise Fund                  February 12, 2010  June 30, 2016
Invesco California Tax-Free Income Fund          February 12, 2010  June 30, 2016
Invesco Core Plus Bond Fund                        June 2, 2009     June 30, 2016
Invesco Equally-Weighted S&P 500 Fund            February 12, 2010  June 30, 2016
Invesco Equity and Income Fund                   February 12, 2010  June 30, 2016
Invesco Floating Rate Fund                         July 1, 2007     June 30, 2016
Invesco Global Real Estate Income Fund             July 1, 2007     June 30, 2016
Invesco Growth and Income Fund                   February 12, 2010  June 30, 2016
Invesco Low Volatility Equity Yield Fund           July 1, 2007     June 30, 2016
Invesco Pennsylvania Tax Free Income Fund        February 12, 2010  June 30, 2016
Invesco S&P 500 Index Fund                       February 12, 2010  June 30, 2016
Invesco Small Cap Discovery Fund                 February 12, 2010  June 30, 2016
Invesco Strategic Real Return Fund                April 30, 2014    June 30, 2016

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                         EFFECTIVE DATE    COMMITTED UNTIL
---------                                        ------------------ ---------------
Invesco Charter Fund                               July 1, 2007     June 30, 2016
Invesco Diversified Dividend Fund                  July 1, 2007     June 30, 2016
Invesco Summit Fund                                July 1, 2007     June 30, 2016

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco European Small Company Fund                July 1, 2007     June 30, 2016
Invesco Global Core Equity Fund                    July 1, 2007     June 30, 2016
Invesco International Small Company Fund           July 1, 2007     June 30, 2016
Invesco Small Cap Equity Fund                      July 1, 2007     June 30, 2016

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco Alternative Strategies Fund              February 12, 2010  June 30, 2016
Invesco Convertible Securities Fund              February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield Fund    July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                   July 1, 2007     June 30, 2016
Invesco Multi-Asset Inflation Fund               October 14, 2014   June 30, 2016
Invesco Small Cap Growth Fund                      July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                       February 12, 2010  June 30, 2016

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                            EFFECTIVE DATE    COMMITTED UNTIL
----                                          ------------------- ---------------
Invesco Asia Pacific Growth Fund                 July 1, 2007     June 30, 2016
Invesco European Growth Fund                     July 1, 2007     June 30, 2016
Invesco Global Growth Fund                       July 1, 2007     June 30, 2016
Invesco Global Opportunities Fund               August 3, 2012    June 30, 2016
Invesco Global Small & Mid Cap Growth Fund       July 1, 2007     June 30, 2016
Invesco International Core Equity Fund           July 1, 2007     June 30, 2016
Invesco International Growth Fund                July 1, 2007     June 30, 2016
Invesco Select Opportunities Fund               August 3, 2012    June 30, 2016

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                            EFFECTIVE DATE    COMMITTED UNTIL
----                                          ------------------- ---------------
Invesco All Cap Market Neutral Fund           December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/         May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                     November 29, 2010   June 30, 2016
Invesco China Fund                               July 1, 2007     June 30, 2016
Invesco Developing Markets Fund                  July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund             May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency Debt
  Fund                                          June 14, 2010     June 30, 2016
Invesco Endeavor Fund                            July 1, 2007     June 30, 2016
Invesco Global Health Care Fund                  July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund               May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund            December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/       September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/       December 17, 2013   June 30, 2016
Invesco International Total Return Fund          July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund                December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets Fund  December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund       December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund                 December 17, 2013   June 30, 2016
Invesco MLP Fund                               August 29, 2014    June 30, 2016
Invesco Pacific Growth Fund                   February 12, 2010   June 30, 2016
Invesco Premium Income Fund                   December 13, 2011   June 30, 2016
Invesco Select Companies Fund                    July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                    May 2, 2014      June 30, 2016
Invesco Unconstrained Bond Fund                October 14, 2014   June 30, 2016

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                            EFFECTIVE DATE    COMMITTED UNTIL
----                                          ------------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010   June 30, 2016
Invesco Global Real Estate Fund                  July 1, 2007     June 30, 2016
Invesco High Yield Fund                          July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund           July 1, 2007     June 30, 2016
Invesco Money Market Fund                        July 1, 2007     June 30, 2016
Invesco Real Estate Fund                         July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                     July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                     July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco American Value Fund                February 12, 2010  June 30, 2016
 Invesco Comstock Fund                      February 12, 2010  June 30, 2016
 Invesco Energy Fund                          July 1, 2007     June 30, 2016
 Invesco Dividend Income Fund                 July 1, 2007     June 30, 2016
 Invesco Gold & Precious Metals Fund          July 1, 2007     June 30, 2016
 Invesco Mid Cap Growth Fund                February 12, 2010  June 30, 2016
 Invesco Small Cap Value Fund               February 12, 2010  June 30, 2016
 Invesco Technology Fund                      July 1, 2007     June 30, 2016
 Invesco Technology Sector Fund             February 12, 2010  June 30, 2016
 Invesco Value Opportunities Fund           February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco High Yield Municipal Fund          February 12, 2010  June 30, 2016
 Invesco Intermediate Term Municipal
   Income Fund                              February 12, 2010  June 30, 2016
 Invesco Municipal Income Fund              February 12, 2010  June 30, 2016
 Invesco New York Tax Free Income Fund      February 12, 2010  June 30, 2016
 Invesco Tax-Exempt Cash Fund                 July 1, 2007     June 30, 2016
 Invesco Tax-Free Intermediate Fund           July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco V.I. American Franchise Fund       February 12, 2010  June 30, 2016
 Invesco V.I. American Value Fund           February 12, 2010  June 30, 2016
 Invesco V.I. Balanced-Risk Allocation
   Fund/5/                                  December 22, 2010  June 30, 2016
 Invesco V.I. Comstock Fund                 February 12, 2010  June 30, 2016
 Invesco V.I. Core Equity Fund                July 1, 2007     June 30, 2016
 Invesco V.I. Diversified Dividend Fund     February 12, 2010  June 30, 2016
 Invesco V.I. Diversified Income Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Equally-Weighted S&P 500 Fund February 12, 2010  June 30, 2016
 Invesco V.I. Equity and Income Fund        February 12, 2010  June 30, 2016
 Invesco V.I. Global Core Equity Fund       February 12, 2010  June 30, 2016
 Invesco V.I. Global Health Care Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Global Real Estate Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Government Securities Fund      July 1, 2007     June 30, 2016
 Invesco V.I. Growth and Income Fund        February 12, 2010  June 30, 2016
 Invesco V.I. High Yield Fund                 July 1, 2007     June 30, 2016
 Invesco V.I. International Growth Fund       July 1, 2007     June 30, 2016
 Invesco V.I. Managed Volatility Fund         July 1, 2007     June 30, 2016
 Invesco V.I. Mid Cap Core Equity Fund        July 1, 2007     June 30, 2016
 Invesco V.I. Mid Cap Growth Fund           February 12, 2010  June 30, 2016
 Invesco V.I. Money Market Fund               July 1, 2007     June 30, 2016
 Invesco V.I. S&P 500 Index Fund            February 12, 2010  June 30, 2016
 Invesco V.I. Small Cap Equity Fund           July 1, 2007     June 30, 2016
 Invesco V.I. Technology Fund                 July 1, 2007     June 30, 2016
 Invesco V.I. Value Opportunities Fund        July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ----------------- ---------------
 Invesco Balanced-Risk Aggressive
   Allocation Fund                           January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ----------------- ---------------
 Invesco Conservative Income Fund              July 1, 2014    June 30, 2016

                               CLOSED-END FUNDS

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ----------------- ---------------
 Invesco Advantage Municipal Income Trust II   May 15, 2012    June 30, 2016
 Invesco Bond Fund                             May 15, 2012    June 30, 2016
 Invesco California Value Municipal Income
   Trust                                       May 15, 2012    June 30, 2016
 Invesco Dynamic Credit Opportunities Fund     May 15, 2012    June 30, 2016
 Invesco Exchange Fund                         May 15, 2012    June 30, 2016
 Invesco High Income Trust II                  May 15, 2012    June 30, 2016
 Invesco Municipal Income Opportunities
   Trust                                       June 1, 2010    June 30, 2016
 Invesco Municipal Opportunity Trust           May 15, 2012    June 30, 2016
 Invesco Municipal Trust                       May 15, 2012    June 30, 2016
 Invesco Pennsylvania Value Municipal
   Income Trust                                May 15, 2012    June 30, 2016
 Invesco Quality Municipal Income Trust        June 1, 2010    June 30, 2016
 Invesco Senior Income Trust                   May 15, 2012    June 30, 2016
 Invesco Senior Loan Fund                      May 15, 2012    June 30, 2016
 Invesco Trust for Investment Grade
   Municipals                                  May 15, 2012    June 30, 2016
 Invesco Trust for Investment Grade New
   York Municipals                             May 15, 2012    June 30, 2016
 Invesco Value Municipal Income Trust          June 1, 2010    June 30, 2016

                                                               Sub-Item 77Q1(e)

                             TERMINATION AGREEMENT

   This Agreement is made as of January 16, 2015, by and among Invesco
Advisers, Inc. (the "Adviser") and Invesco Australia Limited (the "Subadviser").

                                  BACKGROUND

   The Adviser has entered into an investment advisory agreement with each of the Trusts (the "Trusts"), each on behalf of itself and its series portfolios, if any, listed on Schedules A and B hereto, and with Invesco Exchange Fund (the "Limited Partnership") (collectively, the "Invesco Funds"). The Adviser is authorized to delegate certain of its rights and obligations under the advisory agreements to subadvisers and has entered into Master Intergroup Sub-Advisory Contracts for Mutual Funds with certain affiliated subadvisers including the Subadviser (the "Subadvisory Contracts").

   Capitalized terms not defined herein, are used as defined in the Subadvisory Contracts. The Adviser and the Subadviser desire to terminate the Subadvisory Contracts solely with respect to the Subadviser. Pursuant to Section 11 of the Subadvisory Contracts, the contracts may be terminated at any time without the payment of any penalty with sixty (60) days' written notice from the Adviser to the Subadviser or from the Subadviser to a Trust or to the Limited Partnership.

   Upon termination, the Adviser will assume all the duties and responsibilities of the Subadviser. The Subadviser has not undertaken any current duties under the Subadvisory Contracts and has no existing obligations or responsibilities thereunder. The Adviser and the Subadviser, with notice to and consent of the Invesco Funds, desire to terminate the Subadvisory Contracts solely with respect to the Subadviser with immediate effect.

   NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto, as follows:

   1. Effective on execution of this Agreement, all Subadvisory Contracts are terminated with respect to the Subadviser.

   2. Notice to and Consent of Invesco Funds. This Agreement provides notice to each of the Invesco Funds of the termination of the Subadviser. By signing this Agreement, each Trust, on behalf of itself and its series portfolios, and the Limited Partnership acknowledge that the Subadvisory Contracts between the Adviser and the Subadviser will terminate immediately with respect to the Subadviser, and waives the requirement for sixty (60) days prior notice.

   3. Effect on Other Contracts. For ease of administration, the Subadvisory Contracts were signed by multiple parties including other subadvisers. It is understood and agreed that this Termination Agreement only constitutes an agreement between the Adviser and the Subadviser and in no way releases or affects any of the other Subadvisers or any other Subadvisory Contracts.

   4. Release. In consideration of the early termination of the Subadvisory Contracts, the Subadviser releases the Adviser and each of the Invesco Funds from any conditions or liabilities under the Subadvisory Contracts. The Subadviser acknowledges that no compensation is due to the Subadviser upon this release.

   IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed by their officers as the day and year above first written.

                                          INVESCO ADVISERS, INC.

                                          By:     John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO AUSTRALIA LIMITED

                                          By:     /s/ Nick Burrell /  /s/
                                                  Mark Yesberg
                                                  ------------------------------
                                          Name:   Nick Burrell / Mark Yesberg
                                          Title:  Company Secretary / Director

NOTICE ACKNOWLEDGED AND CONSENT TO IMMEDIATE TERMINATION

                                          Each Trust (listed on Schedule A) on
                                          behalf of itself and each Fund listed
                                          on Schedule A

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          AIM Treasurer's Series Trust (Invesco
                                          Treasurer's Series Trust), on behalf
                                          of itself and each Portfolio listed
                                          on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          Short-Term Investments Trust, on
                                          behalf of itself and each Portfolio
                                          listed on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          Invesco Exchange Fund (listed on
                                          Schedule A), a California limited
                                          partnership

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

SCHEDULE A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
Invesco American Franchise Fund
Invesco California Tax-Free Income Trust
Invesco Core Plus Bond Fund
Invesco Equally-Weighted S & P 500 Fund
Invesco Equity and Income Fund
Invesco Floating Rate Fund
Invesco Global Real Estate Income Fund
Invesco Growth and Income Fund
Invesco Low Volatility Equity Yield Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco S & P 500 Index Fund
Invesco Small Cap Discovery Fund
Invesco Strategic Real Return Fund

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
Invesco Charter Fund
Invesco Diversified Dividend Fund
Invesco Summit Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)
Invesco European Small Company Fund
Invesco Global Core Equity Fund
Invesco International Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Conservative Allocation Fund
Invesco Convertible Securities Fund
Invesco Global Low Volatility Equity Yield Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco Mid Cap Core Equity Fund
Invesco Multi-Asset Inflation Fund
Invesco Moderate Allocation Fund
Invesco Small Cap Growth Fund
Invesco U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) Invesco Asia Pacific Growth Fund
Invesco European Growth Fund
Invesco Global Growth Fund
Invesco Global Opportunities Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Global Health Care Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Markets Strategy Fund
Invesco Global Targeted Returns Fund
Invesco International Total Return Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro International Equity Fund
Invesco Macro Long/Short Fund
Invesco MLP Fund
Invesco Pacific Growth Fund
Invesco Premium Income Fund
Invesco Select Companies Fund
Invesco Strategic Income Fund
Invesco Unconstrained Bond Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND) Invesco Corporate Bond Fund
Invesco Global Real Estate Fund
Invesco High Yield Fund
Invesco Limited Maturity Treasury Fund
Invesco Money Market Fund
Invesco Real Estate Fund
Invesco Short Term Bond Fund
Invesco U.S. Government Fund

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
Invesco American Value Fund
Invesco Comstock Fund
Invesco Dividend Income Fund
Invesco Energy Fund
Invesco Gold & Precious Metals Fund
Invesco Mid Cap Growth Fund
Invesco Small Cap Value Fund
Invesco Technology Fund
Invesco Technology Sector Fund
Invesco Value Opportunities Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Fund
Invesco Municipal Income Fund
Invesco New York Tax Free Income Fund
Invesco Tax-Exempt Cash Fund
Invesco Tax-Free Intermediate Fund

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Diversified Income Fund
Invesco V.I. Equally-Weighted S & P 500 Fund
Invesco V.I. Equity And Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V. I. Government Securities Fund
Invesco V.I. Growth And Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Money Market Fund
Invesco V.I. S & P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO MANAGEMENT TRUST
Invesco Conservative Income Fund

INVESCO SECURITIES TRUST
Invesco Balanced-Risk Aggressive Allocation Fund

Closed-End Funds

Invesco Advantage Municipal Income Trust II
Invesco Bond Fund
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunities Fund
Invesco High Income Trust II
Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Quality Municipal Income Trust
Invesco Senior Income Trust
Invesco Total Property Market Income Fund
Invesco Trust For Investment Grade Municipals
Invesco Trust For Investment Grade New York Municipals
Invesco Value Municipal Income Trust

Invesco Senior Loan Fund

Invesco Exchange Fund

SCHEDULE B

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
Premier Portfolio
Premier Tax-Exempt Portfolio

SHORT-TERM INVESTMENTS TRUST
Government & Agency Portfolio
Government TaxAdvantage Portfolio
Liquid Assets Portfolio
STIC Prime Portfolio
Tax-Free Cash Reserve Portfolio
Treasury Portfolio